UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021 (November 17, 2021)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At the Market Sales Agreement

On November 17, 2021, PEDEVCO Corp. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Roth Capital Partners, LLC (“Roth Capital”, or the “Agent”). In accordance with the terms of the Sales Agreement, the Company may offer and sell from time to time through the Agent the Company’s common stock having an aggregate offering price of up to $3,600,000 (the “Placement Shares”). The Company is currently limited in the number of shares it can sell in the offering due to the offering limitations currently applicable to the Company under General Instruction I.B.6. of Form S-3 and the Company’s public float as of the applicable date of such sales, as well as the number of authorized and unissued shares available for issuance, in accordance with the terms of the Sales Agreement.

Sales of the Placement Shares under the Sales Agreement will be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on the NYSE American, at market prices or as otherwise agreed to with the Agent. Subject to the terms and conditions of the Sales Agreement, the Agent will use its reasonable efforts to sell the Placement Shares from time to time based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay the sales agent a commission of 3.0% of the gross sales price of any Placement Shares sold under the Sales Agreement, less reimbursement of the first $40,000 of such gross proceeds. The Company has also provided the Agent with customary indemnification rights and has agreed to reimburse the sales agent for certain specified expenses up to $25,000.

The Company has no obligation to sell any of the Placement Shares, and may, at any time, suspend the sale of the Placement Shares under the Sales Agreement upon proper notice to the other party for any reason and the Agent may also suspend the sale of Placement Shares at any time. The Sales Agreement will terminate upon the issuance and sale of all of the Placement Shares through or to the Agent, unless earlier terminated in accordance with its terms.

The Company intends to use the net proceeds, if any, (i) to fund the Company’s 2021 and 2022 Permian Basin and D-J Basin asset development programs, provided that the 2022 development plan has not been finalized, (ii) to fund potential acquisition opportunities, and (iii) for general corporate purposes and working capital. We may also use all or a portion of the net proceeds from this offering to fund possible investments in, or acquisitions of, complementary businesses or assets, but we currently have no agreements or commitments with respect to any investment or acquisition.

The Placement Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-250904), registering the sale of up to $100,000,000 in securities, including common stock, which was declared effective on December 2, 2020. The Company filed a prospectus supplement, dated November 17, 2021 (the “Prospectus Supplement”), to the prospectus, dated December 2, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Placement Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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The foregoing description of the Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference. The Sales Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries and affiliates. The Sales Agreement contains representations and warranties by the Company made solely for the benefit of the Agent. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Sales Agreement. Moreover, certain representations and warranties in the Sales Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and the Agent, rather than establishing matters as facts. Accordingly, the representations and warranties in the Sales Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.

The legal opinion relating to the Placement Shares is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

1.1+*	Sales Agreement, dated November 17, 2021 between the Company and Roth Capital Partners, LLC
5.1*	Opinion of The McGeary Law Firm, P.C.
23.1*	Consent of The McGeary Law Firm, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: November 18, 2021	By:	/s/ Simon G. Kukes
Simon G. Kukes
Chief Executive Officer

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